SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): January 22, 1999



                                   EVTC, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                          0-20986                22-3005943
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)           Identification No.)
incorporation)



                    121 S. Norwood Drive, Hurst, Texas 76053
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (732) 370-3400



                  550 James Street, Lakewood, New Jersey 08701
          (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition or Disposal of Assets

         Not Applicable

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Effective January 22, 1999, the Registrant severed its relationship with its certifying accountants, KPMG Peat Marwick, LLP ("KPMG"). The action was recommended and approved by the audit committee of the Registrant.

         KPMG's reports on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles.

         During the most recent two fiscal years and any of the subsequent interim periods preceding January 22, 1999, there were no disagreements between the Registrant and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, except as follows:

         There was a disagreement with KPMG concerning the amount of the valuation allowance for deferred tax assets at September 30, 1998. Discussions took place between KPMG and the audit committee of the Registrant. The dispute was resolved to KPMG's satisfaction and a valuation allowance of one hundred percent was recorded on the books of the Registrant. KPMG has stated that if the valuation allowance had not been recorded, its report on the Registrant's 1998 consolidated financial statements would have been modified. The Registrant has not restricted KPMG from responding fully to the inquiries of any successor accountant concerning the subject matter of the disagreement.

         None of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-K occurred with respect to the Registrant during the most recent two fiscal years and any of the subsequent

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interim periods preceding January 22, 1999.


     The Registrant provided KPMG with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and has requested that KPMG furnish it with the letter described in Item 304(a)(3) of Regulation S-K. Pursuant to Item 304 (a) (3) of Regulation S-K a copy of the letter from KPMG to the Securities and Exchange Commission is filed as Exhibit 16 hereto. The Registrant disagrees with such letter from KPMG to the Securities and Exchange Commission in that the filed copy of the original Form 8-K which was filed on or about February 1, 1999 did not differ substantially from the Form 8-K furnished to KPMG on or about January 29, 1999.


Item 5.  Other Events

         Not Applicable

Item 6.  Resignation of Registrant's Directors

         Not Applicable

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

              Not Applicable

         (b)  Pro forma financial information

              Not Applicable

         (c)  Exhibits

               16 - Letter from KPMG dated February 5, 1999 pursuant to Item 304
          (a)(3) of Regulation S-K.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       EVTC, INC.


                                            By:  /s/ David Keener
                                                --------------------------------

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

                                                David Keener
                                                Chief Financial Officer


Dated: February 16, 1999

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



                                   EXHIBIT 16


                                      KPMG
                               200 Crescent Court
                                    Suite 300
                              Dallas, TX 75201-1885
                             Telephone 214 754 2000
                                Fax 214 754 2297


February 5, 1999

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for EVTC, Inc. and, under the date of January 5, 1999, we reported on the consolidated financial statements of EVTC, Inc. and subsidiaries as of September 30, 1998 and 1997 and for each of the years in the three year period ended September 30, 1998. On January 22, 1999, our appointment as principal accountants was terminated. We have read EVTC Inc.'s statements included under Item 4 of its Form 8-K dated January 22, 1999. We disagree with the statement that "The Registrant provided KPMG with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission" because we received only an incomplete draft of the current report on Form 8-K and did not receive the current report on Form 8-K actually filed on or about February 1, 1999, until February 4, 1999. With respect to the other statements included therein, we agree with such statements, except that we are not in a position to agree or disagree with EVTC Inc.'s statement that the action was recommended and approved by the audit committee

Very truly yours,




KPMG LLP